REPAY Reports Second Quarter 2026 Financial Results

Sustained Organic Growth and Healthy Free Cash Flow during Q2

Reiterates 2026 Outlook that includes KUBRA contributions

Strong Execution towards Run-Rate Synergies

ATLANTA, August 10, 2026 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of bill payment solutions, today reported financial results for its second quarter ended June 30, 2026.

Second Quarter 2026 Financial Highlights

($ in millions)	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Revenue	$75.6	$77.7	$78.6	$80.8	$100.7
Net (loss) income (1)	(108.0)	(6.6)	(148.3)	(10.0)	(11.5)
Adjusted EBITDA (2)	31.8	31.2	32.4	34.4	36.3
Net cash provided by operating activities	33.1	32.2	23.3	16.8	40.2
Free Cash Flow (2)	22.6	20.8	13.8	5.4	27.4
Free Cash Flow Conversion (2)	71%	67%	43%	16%	75%

(1)
During the second and fourth quarter of 2025, Net loss was impacted by a $103.8 million and a $138.9 million goodwill impairment loss, respectively, primarily related to the Consumer Payments segment. Further information about this non-cash impairment loss can be found in the Annual Report on Form 10-K for the year ended December 31, 2025.
(2)
Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation of Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion to their most comparable GAAP measure provided below for additional information.

"It has been an exciting time for REPAY during the second quarter," John Morris, Chief Executive Officer of REPAY. "We delivered revenue growth of 33%, achieved approximately 6% organic revenue growth1, while generating $27.4 million of Free Cash Flow. Our most significant corporate development this year was completing the KUBRA acquisition in June and we immediately began executing on the integration. REPAY is now fully positioned to be a leading Consumer Bill Payment and Communication Services platform in the United States and Canada. We look forward to our continued execution during the second half of the year, where we are confident in our ability to accelerate organic growth into double-digits while also creating value from KUBRA contributions and realized synergies."

Second Quarter 2026 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and long-term growth across REPAY's diversified business model.

•
Reported revenue growth of 33% and organic revenue growth1 of 6% year-over-year
•
Consumer Payments revenue growth and organic revenue growth1 was 33% and 4% year-over-year
•
Business Payments revenue growth and normalized organic revenue growth1 was 32% and 19% year-over-year
•
KUBRA contributed approximately $21 million of revenue during the quarter (for June 2026), representing 5% year-over-year growth compared to June 2025

1 Organic revenue growth and normalized organic revenue growth are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliations to their most comparable GAAP measure provided below for additional information.

•
Now reaches over 352 software partners across our Consumer and Business Payment verticals, which includes 54 partners from the KUBRA acquisition
•
Accelerated AP supplier network to over 731,000, an increase of approximately 66% year-over-year

2026 Outlook

“With a solid strong first half behind us, we are confident in achieving the 2026 Outlook,” said Robert Houser, Chief Financial Officer of REPAY. "The progress is evident as we move into the second half of 2026. As we work through implementations and continue our sales momentum, REPAY has the teams in place for organic growth to accelerate into double-digits and offers a complete platform for additional value creation opportunities with KUBRA. The combined free cash flow generation and expected synergy realization gives us confidence in obtaining our net leverage target of returning below 3x over the next 18 months."

As we previously provided in the press release announcing the closing of the KUBRA acquisition on June 1st, REPAY updated its outlook for full year 2026 to incorporate KUBRA’s expected contributions for the remaining seven months of the year. KUBRA is expected to contribute between $150 million and $154 million in revenue and between $27.5 million and $30 million in Adjusted EBITDA during 2026. On an organic basis, REPAY expects approximately 10% to 12% revenue growth. REPAY is reiterating the 2026 outlook presented at that time and continues to expect the following financial results for full year 2026:

Full Year 2026 Outlook
Revenue	$490 - 500 million
Adjusted EBITDA	$168.5 - 176 million
Free Cash Flow Conversion	30%
Adjusted Free Cash Flow Conversion	35%

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as Adjusted EBITDA, Free Cash Flow Conversion and Adjusted Free Cash Flow Conversion, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides an end-to-end bill payment platform, including bill design & presentment, communication services, and payment processing solutions (including debit and credit card processing, ACH processing and other electronic payment acceptance solutions, as well as our loan disbursement product) that enable the Company’s clients to notify, distribute billing statements, collect payments, and disburse funds to consumers and includes the Company’s clearing and settlement solutions (“RCS”) offering. RCS is the Company’s proprietary clearing and settlement platform through which the Company markets customizable payment processing programs to other Independent Sales Organizations (“ISOs”) and payment facilitators. In addition, the Company provides professional services to clients for customization and configuration of the product suite offering. The strategic vertical markets served by the Consumer Payments segment primarily include utilities, personal loans, automotive loans, government, receivables management, financial institutions, credit unions, mortgage servicing, consumer healthcare, insurance, and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect payments from or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended June 30,			Six Months Ended June 30,
($ in thousands)	2026	2025	% Change	2026	2025	% Change
Revenue
Consumer Payments	$93,730	$70,474	33%	$168,798	$142,417	19%
Business Payments	14,478	10,945	32%	27,469	21,933	25%
Elimination of intersegment revenues (1)	(7,503)	(5,793)		(14,768)	(11,399)
Total revenue	$100,705	$75,626	33%	$181,499	$152,951	19%
Gross profit (2)
Consumer Payments	$68,015	$55,429	23%	$128,297	$112,139	14%
Business Payments	10,114	7,586	33%	18,584	15,143	23%
Elimination of intersegment revenues (1)	(7,503)	(5,793)		(14,768)	(11,399)
Total gross profit	$70,626	$57,222	23%	$132,113	$115,883	14%

Total gross profit margin (3)	70%	76%		73%	76%
(1)
Elimination of intersegment revenues represents revenue eliminations between business units within the Consumer Payments segment and Business Payments segment, as well as eliminations of intersegment revenues for consolidation purpose.
(2)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(3)
Gross profit margin represents total gross profit / total revenue.

Conference Call

REPAY will host a conference call to discuss second quarter financial results today, August 10, 2026 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Robert Houser, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13761472. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted

EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as gain on extinguishment of debt, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs, loss on business disposition and other non-recurring charges. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by GAAP revenue. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, such as non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and six months ended June 30, 2026 and 2025 (excluding shares subject to forfeiture). Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. Adjusted Free Cash Flow represents Free Cash Flow plus technology, merger and integration costs. Adjusted Free Cash Flow Conversion represents Adjusted Free Cash Flow divided by Adjusted EBITDA. Organic revenue growth represents year-over-year revenue growth that excludes incremental revenue attributable to acquisitions and dispositions made in the applicable prior period or any subsequent period. Normalized organic revenue growth represents year-over-year organic revenue growth that excludes incremental gross profit attributable to political media spending associated with the 2026 election cycle in our media payments business. REPAY believes that Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted Net Income per share, Free Cash Flow, Free Cash Flow Conversion, Adjusted Free Cash Flow, Adjusted Free Cash Flow Conversion, organic revenue growth and normalized organic revenue growth provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, including 2026 outlook, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s market and growth opportunities, REPAY’s business strategy and the plans and objectives of management for future operations and the allocation of capital. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the inability to integrate and/or realize the benefits of the KUBRA transaction, including expected synergies; ; that the KUBRA acquisition could disrupt the Company’s relationships with customers, employees or other business partners; the impact, cost and effect of actions by activist stockholders; the risk that our stockholder rights plan may delay, discourage or prevent a change of control or acquisition of the Company, even if such action may be considered beneficial by some stockholders; exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry, the utilities industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, evolving U.S. trade policies or general economic slowdown; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology provides a comprehensive end-to-end platform offering digital payments, bill design & presentment, and communication services for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands, except per share data)	2026	2025	2026	2025
Revenue	$100,705	$75,626	$181,499	$152,951
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	30,079	18,404	49,386	37,068
Selling, general and administrative	46,247	32,864	82,201	69,851
Depreciation and amortization	27,636	25,481	53,176	50,775
Impairment loss	—	103,781	—	103,781
Total operating expenses	103,962	180,530	184,763	261,475
Loss from operations	(3,257)	(104,904)	(3,264)	(108,524)
Other income (expense)
Interest income	289	1,197	704	2,553
Interest expense	(7,983)	(3,087)	(11,827)	(6,194)
Loss on extinguishment of debt	(974)	—	(974)	—
Change in fair value of tax receivable liability	(2,547)	(2,509)	(7,110)	(5,531)
Other income (loss), net	278	(26)	276	(253)
Total other income (expense)	(10,937)	(4,425)	(18,931)	(9,425)
Loss before income tax benefit	(14,194)	(109,329)	(22,195)	(117,949)
Income tax benefit	2,665	1,297	632	1,749
Net loss	$(11,529)	$(108,032)	$(21,563)	$(116,200)
Less: Net loss attributable to non-controlling interest	(543)	(5,781)	(637)	(6,002)
Net loss attributable to the Company	$(10,986)	$(102,251)	$(20,926)	$(110,198)

Weighted-average shares of Class A common stock outstanding - basic and diluted	83,285,379	88,647,823	82,903,732	88,825,785

Loss per Class A share attributable to the Company - basic and diluted	$(0.13)	$(1.15)	$(0.25)	$(1.24)

Condensed Consolidated Balance Sheets

($ in thousands)	June 30, 2026 (Unaudited)	December 31, 2025
Assets
Cash and cash equivalents	$83,660	$115,692
Current restricted cash	35,672	29,327
Accounts receivable, net	63,906	33,172
Inventories	2,309	—
Prepaid expenses and other	27,429	18,641
Total current assets	212,976	196,832

Property and equipment, net	3,762	1,243
Noncurrent restricted cash	8,120	10,633
Intangible assets, net	560,241	329,844
Goodwill	652,085	474,512
Operating lease right-of-use assets, net	17,011	8,866
Finance lease right-of-use assets, net	1,468	—
Deferred tax assets	147,051	173,028
Other assets	5,156	4,791
Total noncurrent assets	1,394,894	1,002,917
Total assets	$1,607,870	$1,199,749

Liabilities
Accounts payable	$44,095	$25,177
Accrued expenses	80,935	52,959
Current maturities of long-term debt, net	5,000	146,477
Current operating lease liabilities	5,116	1,548
Current finance lease liabilities	446	—
Current tax receivable agreement ($0 and $1,555 held for related parties as of June 30, 2026 and December 31, 2025, respectively)	—	13,702
Other current liabilities	11,308	785
Total current liabilities	146,900	240,648

Long-term debt, net	748,141	280,065
Noncurrent operating lease liabilities	13,108	8,790
Noncurrent finance lease liabilities	1,034	-
Deferred tax liabilities	33,928	-
Tax receivable agreement, net of current portion ($8,129 and $20,748 held for related parties as of June 30, 2026 and December 31, 2025, respectively)	194,349	187,239
Other liabilities	1,147	1,225
Total noncurrent liabilities	991,707	477,319
Total liabilities	$1,138,607	$717,967

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized; 96,268,848 issued and 82,892,959 outstanding as of June 30, 2026; 95,138,635 issued and 81,762,746 outstanding as of December 31, 2025	8	8
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of June 30, 2026 and December 31, 2025	—	—
Treasury stock, 13,375,889 shares repurchased as of both June 30, 2026 and December 31, 2025	(92,025)	(92,025)
Additional paid-in capital	1,176,036	1,166,998
Accumulated deficit	(611,476)	(590,550)
Total Repay stockholders' equity	$472,543	$484,431
Non-controlling interests	(3,280)	(2,649)
Total equity	469,263	481,782
Total liabilities and equity	$1,607,870	$1,199,749

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
($ in thousands)	2026	2025
Cash flows from operating activities
Net loss	$(21,563)	$(116,200)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	53,176	50,775
Stock based compensation	9,755	8,393
Amortization of debt issuance costs	1,505	1,619
Loss on extinguishment of debt	974	—
Other loss	—	268
Fair value change in tax receivable agreement liability	7,110	5,531
Impairment loss	—	103,781
Deferred tax benefit	(643)	(1,749)
Change in accounts receivable, net	(980)	(429)
Change in inventories	(88)	—
Change in prepaid expenses and other	(1,832)	832
Change in lease ROU assets	1,145	859
Change in other assets	(366)	(2,417)
Change in accounts payable	1,485	(7,976)
Change in accrued expenses and other	9,742	(7,969)
Change in lease liabilities	(1,393)	(602)
Change in other liabilities	(965)	852
Net cash provided by operating activities	57,062	35,568

Cash flows from investing activities
Purchases of property and equipment	(2,305)	(77)
Purchases of intangible assets	(22,511)	—
Capitalized software development costs	(22,003)	(20,925)
Acquisition of KUBRA, net of cash and restricted cash acquired	(348,150)	—
Net cash used in investing activities	(394,969)	(21,002)

Cash flows from financing activities
Issuance of long-term debt	610,000	—
Payments on long-term debt	(256,508)	—
Payments of debt issuance costs	(29,372)	—
Payments for tax withholding related to shares vesting under Incentive Plan	(711)	(3,313)
Treasury shares repurchased	—	(22,645)
Payment of Tax Receivable Agreement	(13,702)	(16,337)
Net cash provided by (used in) financing activities	309,707	(42,295)

Decrease in cash, cash equivalents and restricted cash	(28,200)	(27,729)
Cash, cash equivalents and restricted cash at beginning of period	$155,652	$236,709
Cash, cash equivalents and restricted cash at end of period	$127,452	$208,980

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$8,094	$4,740
Income taxes (net of refunds received)	$696	$1,793

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Three Months Ended June 30, 2026 and 2025

(Unaudited)

	Three Months Ended June 30,
($ in thousands)	2026	2025
Revenue	$100,705	$75,626
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$30,079	$18,404
Selling, general and administrative	46,247	32,864
Depreciation and amortization	27,636	25,481
Impairment loss	—	103,781
Total operating expenses	$103,962	$180,530
Loss from operations	$(3,257)	$(104,904)
Other income (expense)
Interest income	289	1,197
Interest expense	(7,983)	(3,087)
Loss on extinguishment of debt	(974)	—
Change in fair value of tax receivable liability	(2,547)	(2,509)
Other income (loss), net	278	(26)
Total other income (expense)	(10,937)	(4,425)
Loss before income tax benefit	(14,194)	(109,329)
Income tax benefit	2,665	1,297
Net loss	$(11,529)	$(108,032)

Add:
Interest income	(289)	(1,197)
Interest expense	7,983	3,087
Depreciation and amortization (a)	27,636	25,481
Income tax benefit	(2,665)	(1,297)
EBITDA	$21,136	$(81,958)

Non-cash impairment loss (b)	—	103,781
Loss on extinguishment of debt (c)	974	—
Non-cash change in fair value of assets and liabilities (d)	2,547	2,509
Share-based compensation expense (e)	4,736	3,049
Transaction expenses (f)	2,780	394
Restructuring and other strategic initiative costs (g)	2,113	2,724
Other non-recurring charges (h)	2,015	1,312
Adjusted EBITDA	$36,301	$31,811

Quarterly Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months Ended
($ in thousands)	September 30, 2025	December 31, 2025	March 31, 2026
Net loss	$(6,617)	$(148,271)	$(10,034)

Add:
Interest income	$(911)	$(597)	$(415)
Interest expense	3,085	4,668	3,844
Depreciation and amortization (a)	25,640	25,631	25,540
Income tax (benefit) expense	(1,808)	(2,312)	2,033
EBITDA	$19,389	$(120,881)	$20,968

Non-cash impairment loss (b)	—	138,907	—
(Gain) loss on extinguishment of debt (c)	(1,374)	—	—
Non-cash change in fair value of assets and liabilities (d)	4,607	3,369	4,563
Share-based compensation expense (e)	5,508	4,429	5,020
Transaction expenses (f)	238	298	258
Restructuring and other strategic initiative costs (g)	1,492	2,408	1,867
Other non-recurring charges (h)	1,342	3,871	1,686
Adjusted EBITDA	$31,202	$32,401	$34,362

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Six Months Ended June 30, 2026 and 2025

(Unaudited)

	Six Months Ended June 30,
($ in thousands)	2026	2025
Revenue	$181,499	$152,951
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$49,386	$37,068
Selling, general and administrative	82,201	69,851
Depreciation and amortization	53,176	50,775
Impairment loss	—	103,781
Total operating expenses	$184,763	$261,475
Loss from operations	$(3,264)	$(108,524)
Other income (expense)
Interest income	704	2,553
Interest expense	(11,827)	(6,194)
Loss on extinguishment of debt	(974)	—
Change in fair value of tax receivable liability	(7,110)	(5,531)
Other income (loss), net	276	(253)
Total other income (expense)	(18,931)	(9,425)
Loss before income tax benefit	(22,195)	(117,949)
Income tax benefit	632	1,749
Net loss	$(21,563)	$(116,200)

Add:
Interest income	(704)	(2,553)
Interest expense	11,827	6,194
Depreciation and amortization (a)	53,176	50,775
Income tax benefit	(632)	(1,749)
EBITDA	$42,104	$(63,533)

Non-cash impairment loss (b)	—	103,781
Loss on extinguishment of debt (c)	974	—
Non-cash change in fair value of assets and liabilities (d)	7,110	5,531
Share-based compensation expense (e)	9,756	9,094
Transaction expenses (f)	3,038	1,176
Restructuring and other strategic initiative costs (g)	3,980	6,235
Other non-recurring charges (h)	3,701	2,702
Adjusted EBITDA	$70,663	$64,986

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Three Months Ended June 30, 2026 and 2025

(Unaudited)

	Three Months Ended June 30,
($ in thousands)	2026	2025
Revenue	$100,705	$75,626
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$30,079	$18,404
Selling, general and administrative	46,247	32,864
Depreciation and amortization	27,636	25,481
Impairment loss	—	103,781
Total operating expenses	$103,962	$180,530
Loss from operations	$(3,257)	$(104,904)
Other income (expense)
Interest income	289	1,197
Interest expense	(7,983)	(3,087)
Loss on extinguishment of debt	(974)	—
Change in fair value of tax receivable liability	(2,547)	(2,509)
Other income (loss), net	278	(26)
Total other income (expense)	(10,937)	(4,425)
Loss before income tax benefit	(14,194)	(109,329)
Income tax benefit	2,665	1,297
Net loss	$(11,529)	$(108,032)

Add:
Amortization of acquisition-related intangibles (i)	21,954	19,506
Non-cash impairment loss (b)	—	103,781
Loss on extinguishment of debt (c)	974	—
Non-cash change in fair value of assets and liabilities (d)	2,547	2,509
Share-based compensation expense (e)	4,736	3,049
Transaction expenses (f)	2,780	394
Restructuring and other strategic initiative costs (g)	2,113	2,724
Other non-recurring charges (h)	2,015	1,312
Non-cash interest expense (j)	476	809
Pro forma taxes at effective rate (k)	(8,174)	(6,969)
Adjusted Net Income	$17,892	$19,083

Shares of Class A common stock outstanding (on an as-converted basis) (l)	88,571,262	93,937,366
Adjusted Net Income per share	$0.20	$0.20

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Six Months Ended June 30, 2026 and 2025

(Unaudited)

	Six Months Ended June 30,
($ in thousands)	2026	2025
Revenue	$181,499	$152,951
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$49,386	$37,068
Selling, general and administrative	82,201	69,851
Depreciation and amortization	53,176	50,775
Impairment loss	—	103,781
Total operating expenses	$184,763	$261,475
Loss from operations	$(3,264)	$(108,524)
Other income (expense)
Interest income	704	2,553
Interest expense	(11,827)	(6,194)
Loss on extinguishment of debt	(974)	—
Change in fair value of tax receivable liability	(7,110)	(5,531)
Other income (loss), net	276	(253)
Total other income (expense)	(18,931)	(9,425)
Loss before income tax benefit	(22,195)	(117,949)
Income tax benefit	632	1,749
Net loss	$(21,563)	$(116,200)

Add:
Amortization of acquisition-related intangibles (i)	41,763	38,835
Non-cash impairment loss (b)	—	103,781
Loss on extinguishment of debt (c)	974	—
Non-cash change in fair value of assets and liabilities (d)	7,110	5,531
Share-based compensation expense (e)	9,756	9,094
Transaction expenses (f)	3,038	1,176
Restructuring and other strategic initiative costs (g)	3,980	6,235
Other non-recurring charges (h)	3,701	2,702
Non-cash interest expense (j)	1,035	1,619
Pro forma taxes at effective rate (k)	(12,500)	(13,411)
Adjusted Net Income	$37,294	$39,362

Shares of Class A common stock outstanding (on an as-converted basis) (l)	88,189,615	94,146,654
Adjusted Net Income per share	$0.42	$0.42

Reconciliation of Operating Cash Flow to Free Cash Flow

For the Three and Six Months Ended June 30, 2026 and 2025

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2026	2025	2026	2025
Net cash provided by operating activities	$40,239	$33,065	$57,062	$35,568
Capital expenditures
Cash paid for property and equipment	(2,183)	69	(2,305)	(77)
Capitalized software development costs	(10,685)	(10,534)	(22,003)	(20,925)
Total capital expenditures	(12,868)	(10,465)	(24,308)	(21,002)
Free cash flow	$27,371	$22,600	$32,754	$14,566
Technology, merger, integration costs	1,911	—	2,343	—
Adjusted free cash flow	$29,282	$22,600	$35,097	$14,566

Free cash flow conversion	75%	71%	46%	22%
Adjusted free cash flow conversion	81%	71%	50%	22%

Quarterly Reconciliation of Operating Cash Flow to Free Cash Flow

(Unaudited)

	Three Months Ended
($ in thousands)	September 30, 2025	December 31, 2025	March 31, 2026
Net cash provided by operating activities	$32,227	$23,317	$16,823
Capital expenditures
Cash paid for property and equipment	(122)	(286)	(122)
Purchases of intangible assets	—	(200)	—
Capitalized software development costs	(11,321)	(41,497)	(11,318)
Total capital expenditures	(11,443)	(41,983)	(11,440)
Free cash flow	$20,784	$(18,666)	$5,383
Technology, merger, integration costs	—	—	433
Adjusted free cash flow	$20,784	$(18,666)	$5,816

Free cash flow conversion	67%	(58%)	16%
Adjusted Free cash flow conversion	67%	(58%)	17%

Reconciliation of Revenue Growth to Organic and Normalized Organic Revenue Growth

For the Year-over-Year Change Between the Three Months Ended June 30, 2026 and 2025

(Unaudited)

	Consumer Payments	Business Payments	Total
Total Revenue growth	33%	32%	33%
Less: Growth from acquisitions and dispositions	29%	0%	27%
Organic revenue growth (m)	4%	32%	6%
Less: Growth from contributions related to political media	—	13%	2%
Normalized Organic revenue growth (n)	4%	19%	4%

(a)
See footnote (i) for details on amortization and depreciation expenses.
(b)
Reflects non-cash goodwill impairment loss primarily related to the Consumer Payments segment.
(c)
For the three and six months ended June 30, 2026, reflects a loss on the extinguishment of the revolving credit facility, net of a write-off of debt issuance costs relating to the principal. For the three months ended September 30, 2025, reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal.
(d)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(e)
Represents compensation expense associated with equity compensation plans.
(f)
Primarily consists of (i) during the three and six months ended June 30, 2026, professional service fees and other costs incurred in connection with the acquisition of KUBRA and (ii) during the three and six months ended June 30, 2025, three months ended September 30, 2025, three months ended December 31, 2025 and three months ended March 31, 2026, professional service fees and other costs incurred in connection with prior transactions.
(g)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course.
(h)
Reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel.
(i)
For the three and six months ended June 30, 2026, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through our acquisitions of TriSource, APS, Ventanex, cPayPlus, CPS, BillingTree, Kontrol, Payix and KUBRA. For the three and six months ended June 30, 2025, three months ended September 30, 2025, three months ended December 31, 2025 and three months ended March 31, 2026, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through our acquisitions of TriSource, APS, Ventanex, cPayPlus, CPS, BillingTree, Kontrol and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of our amortization expenses:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2026	2025	2026	2025
Acquisition-related intangibles	$21,954	$19,506	$41,763	$38,835
Software	3,833	5,815	9,353	11,297
Amortization	$25,787	$25,321	$51,116	$50,132
Depreciation	1,849	160	2,060	643
Total Depreciation and amortization (1)	$27,636	$25,481	$53,176	$50,775

	Three Months Ended
($ in thousands)	September 30, 2025	December 31, 2025	March 31, 2026
Acquisition-related intangibles	$19,723	$19,741	$19,809
Software	5,652	5,639	5,520
Amortization	$25,375	$25,380	$25,329
Depreciation	265	251	211
Total Depreciation and amortization (1)	$25,640	$25,631	$25,540
(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(j)
Represents amortization of non-cash deferred debt issuance costs.
(k)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(l)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three and six months ended June 30, 2026 and 2025. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Weighted average shares of Class A common stock outstanding - basic	83,285,379	88,647,823	82,903,732	88,825,785
Add: Non-controlling interests
Weighted average Post-Merger Repay Units exchangeable for Class A common stock	5,285,883	5,289,543	5,285,883	5,320,869
Shares of Class A common stock outstanding (on an as-converted basis)	88,571,262	93,937,366	88,189,615	94,146,654

(m)
Represents year-on-year revenue growth that excludes incremental revenue attributable to acquisitions and dispositions made in the applicable prior period or any subsequent period.
(n)
Represents year-over-year organic revenue growth that excludes incremental revenue attributable to political media spending in Q2 2026 associated with the 2026 election cycle in our media payments business.